SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           February 11, 1999
                                                --------------------------------


                          SUNBURST ACQUISITIONS I, INC.
               (Exact name of registrant as specified in charter)



             Colorado               000-22661                84-1135638
(State or other jurisdiction  (Commission File Number)     (IRS Employer
       of Incorporation)                                 Identification No.)



                         The Beren, Blisworth Hill Farm
                                   Stoke Road
                       Blisworth, Northamptonshire NN7 3DB
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:        (01604) 859893
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        ---------------------------------------------

1.       Dismissal of Certifying Accountant

         On February 11, 1999, the Board of Directors dismissal Comiskey & Company, P.C., as the registrant's principal accountants.

         None of the reports of Comiskey & Company, P.C. on the financial statements of the registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the registrant's two most recent fiscal years and the subsequent interim period preceding such resignation, there were no disagreements with Comiskey & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the registrant and Comiskey & Company, P.C.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, the registrant has provided Comiskey & Company, P.C. with a copy of this Form 8-K and Comiskey & Company, P.C. has provided to the registrant a response addressed to the Securities and Exchange Commission as to Comiskey & Company, P.C.'s agreement with the statements made in this Item 4 with respect to Comiskey & Company, P.C. Comiskey & Company, P.C.'s response letter is filed as an exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

         (c)      Exhibits

         The following  exhibit  is   furnished in  accordance  with Item 601 of
Regulation S-K:

         16.1 Letter regarding change of principal accountant for Sunburst Acquisitions I, Inc. from Comiskey & Company P.C.
























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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNBURST ACQUISITIONS I, INC.
                                    (Registrant)



Date:  February 18, 1999           By:      /s/ David Morgan
                                           -------------------------------------
                                           David Morgan
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)






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


                                INDEX TO EXHIBITS


   Exhibit No.                               Exhibit                                       Page
   -----------                               -------                                       ----

       16.1        Letter regarding change of principal  accountant for Sunburst
                   Acquisitions I, Inc.






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